Derivative financial instruments	6 Months Ended
Jun. 30, 2019
Derivative financial instruments [Abstract]
Derivative financial instruments
Note 9. - Derivative financial instruments

The breakdowns of the fair value amount of the derivative financial instruments as of June 30, 2019 and December 31, 2018 are as follows:

	Balance as of June 30, 2019		Balance as of December 31, 2018
($ in thousands)	Assets	Liabilities	Assets	Liabilities
Interest rate cash flow hedges	2,154	330,571	9,923	279,152
Foreign exchange derivative instruments	2,861	-	3,230	-
Total	5,015	330,571	13,153	279,152

The derivatives are primarily interest rate cash flow hedges. All are classified as non-current assets or non-current liabilities, as they hedge long-term financing agreements.

Additionally, the Company owns currency options with leading international financial institutions, which guarantee minimum Euro-U.S. dollar exchange rates. The strategy of the Company is to hedge the exchange rate for the distributions from its Spanish assets after deducting euro-denominated interest payments and euro-denominated general and administrative expenses. Through currency options, the strategy of the Company is to hedge 100% of its euro-denominated net exposure for the next 12 months and 75% of its euro denominated net exposure for the following 12 months, on a rolling basis. Hedge accounting is not applied to these options.

The net amount of the fair value of interest rate derivatives designated as cash flow hedges transferred to the consolidated condensed income statement is a loss of $29.3 million for the six-month period ended June 30, 2019 (loss of $33.9 million in the six-month period ended June 30, 2018)

The after-tax results accumulated in equity in connection with derivatives designated as cash flow hedges as of June 30, 2019 and December 31, 2018 amount to a profit of $52.2 million and a profit of $95.0 million, respectively.